EFMT DEPOSITOR LLC ABS-15G

Exhibit 99.06

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Ellington Management Group, LLC (“Client”). The review included a total of 836 newly originated residential mortgage loan, in connection with the securitization identified as EFMT 2025-CES2 (the “Securitization”). The review began on March 21, 2024 and concluded on March 10, 2025.

Scope of Review

Credit Review for Open and Closed Second Mortgage Liens

I.	Credit and Compliance Review for closed End Second Mortgage liens

At Client’s option, Digital Risk will perform a comprehensive “Credit and Compliance Review,” which will include the Credit Review and Compliance Review as described below. The Credit and Compliance Review is designed to comply with Rating Agency Criteria for securitizations of newly originated Loans (applications within the last twelve (12) or twenty four (24) months – depending on the Rating Agency), and is also recommended for private purchases and sales of newly originated Loans. The comprehensive Credit and Compliance Review takes advantage of shared processes and is priced at a discount as compared to the separate reviews. Digital Risk can also perform the Credit, Compliance, or certain other reviews as separate reviews if needed.

II.	Credit Review

“Credit Review” means that Digital Risk will perform a re-underwriting review of Loans to verify compliance with the applicable Guidelines in effect at the time of Loan origination and ensure the characteristics used by the underwriter are supported by the file documentation; and that any Loans outside of those Guidelines contain legitimate and approved exceptions with compensating factors. The Credit Review will attempt to confirm the following:

●	Guidelines Review

Digital Risk will review the Loan to determine if the Loan was originated in compliance with the applicable Guidelines. Digital Risk will re-underwrite the Loans to the Guidelines provided or specified by Client; if Client does not provide any Guidelines, Digital Risk will re-underwrite the Loans to the general underwriting criteria/guidelines established by Freddie Mac and Fannie Mae (“Agency Guidelines”). Unless told otherwise, Digital Risk will use Client-provided Guidelines for any subsequent Credit Review. Client-provided Guidelines that increase review time are subject to mutual agreement.

●	FEMA Review

The FEMA website is reviewed for the subject property and a determination is made as to whether the subject property is in a designated disaster area after the date the appraisal was completed. In the event it is, Digital Risk will cite a finding indicating that an inspection is recommended due to whatever disaster occurred during whatever time period. Upon approval Digital Risk can order the field inspection for Client,

●	Credit Review

1.	Income / Assets

Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.

Review Loan documentation for required level of income and asset verifications.

2.	Employment

Review file documentation for required level of employment

3.	Monthly Mortgage Payment

Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

4.	Simultaneous Loans

Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.

5.	Mortgage-Related Obligations

Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

6.	Debts / Obligations

Validate monthly recurring non-mortgage-related liabilities

7.	DTI / Residual Income

Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

8.	Credit History

Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

●	Additional Underwriting Factors

In addition to the general QM Guidelines Review and/or QM/ATR Review (as applicable), Guidelines may require certain additional underwriting factors to be considered. As determined by the applicable Guidelines, the Credit Review may include the following:

●	Recalculate and verify that the loan-to-value ratio and combined loan-to-value ratio were accurate at origination, and meet the Guidelines and regulatory requirements.

●	Review borrower’s occupancy

●	Confirm borrower eligibility

●	Review title information to validate lien position

●	Confirm sufficient evidence in Loan file to support borrower’s willingness and ability to repay the debt

●	Confirm that Final 1003 match Underwriting Approval/AUS (as applicable) and that the final Loan approval data is supported by the documents in the file

●	Confirm Loan Approval conditions were met

●	Review the flood certificate, and confirm flood insurance, as applicable

●	Review 1003 for completion, signature, NMLS; validate final 1003 accurately reflects verified information

●	Validate credit inquiries within the last 90 days and AKA’s are cleared

●	Review sales contract and validate all contributions are within guidelines

●	Review Hazard coverage to verify sufficient coverage on subject and all premiums are included in DTI

●	Mortgage Insurance Certificate if applicable, is coverage sufficient and premium included in DTI

●	Confirm OFAC clearances

●	Fraud Review

Each Credit Review includes a “Fraud Review,” which means Digital Risk will review third party fraud detection report as provided by Client; if no Fraud tool is provided, and requested by the client, Digital Risk will order Risk IQ. Digital Risk will report any misrepresentation, fraud, or other findings detected by the fraud report.

III.	Valuation Review

Each Credit Review includes an “Valuation Review,” which means that Digital Risk will perform a review of the AVM, BPO, Field Review or Full Appraisal provided by Client in connection with the Loans to determine if the property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert Client.

●	Review valuation product, determination that property is completely constructed and appraisal / valuation product is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

●	Ensure that the appraisal conforms to the guidelines provided from the Client.

●	Ensure highest and best use and zoning complies with guidelines.

●	Confirm there are no marketability issues that affect the subject property.

●	Ensure subject property does not suffer any functional obsolescence.

If Applicable:

●	Review and determine if the valuation report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

●	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

●	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

●	Review appraisal to ensure all required documents were included.

●	Review location map provided within the appraisal for external obsolescence.

●	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

●	Determine whether the property meets Client-supplied eligibility requirements.

●	Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion

●	Review appraisal data for consistency with the Loan file documentation

●	Validate that zoning is acceptable per Guidelines

IV.	Compliance Review (if applicable)

“Compliance Review” means that Digital Risk will review each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

The below Compliance Review is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, Digital Risk implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. Digital Risk worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While Digital Risk continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)

a.	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Digital Risk

b.	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.

c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.

d.	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.

e.	Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.

f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations

2.	Closing Disclosures (“CDs”)

a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Digital Risk.

b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.

c.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) business day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

6.	Loan Toolkit (§1026.19):

a.	Confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

b.	Confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

7.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

b.	Higher-priced Mortgage Loan (§1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii.	Review relevant document to determine if there was dual compensation; and

iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

●	Note: Where available, Digital Risk reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, Digital Risk’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

d.	Homeownership counseling (§1026.36):

i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

e.	Mandatory Arbitration Clauses (§1026.36):

i.	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

f.	Prohibition on Financing Credit Insurance (§1026.36):

i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.

g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii.	Verify the data against the NMLSR database, as available.

8.	RESPA:

a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) business days of application;

v.	Confirm the presence of the CHARM booklet when applicable;

vi.	Confirm that the CHARM booklet was issued within three (3) business days of application;

vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;

x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

9.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i.	Timing and content of the right to receive copy of appraisal disclosure;

ii.	Charging of a fee for a copy of the appraisal or other written valuation;

iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and

b.	iv) With respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

10.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions.

11.	Exclusions. Digital Risk will not test:

a.	Loan types that are excluded from compliance with TRID:

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e.	Whether any fee is a “bona fide” fee for third-party services

f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

1.	Revised GFEs

If the file contains a revised GFE:

a.	Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances

b.	Confirm that the revised GFE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.

2.	Final HUD-1

Verify that the correct HUD-1 form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.

3.	Tolerance Testing

Compare the fees disclosed in the final binding GFE to those in the final HUD-1, and confirm that final HUD-1 fees are within the permitted tolerances.

Confirm that all fees are accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms are accurately disclosed between the GFE and HUD-1. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

V.	Other TILA Requirements

Digital Risk will review all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

9.	Truth in Lending Disclosure

●	Review the Truth in Lending Disclosure; Determine if executed by all required parties.

●	Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations, and determine if disclosure differences are within allowed tolerances.

10.	Notice of Right to Cancel (Rescission)

If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

11.	Federal Disclosures

Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

●	ARM Disclosure

●	Right to Receive Copy of Appraisal

12.	Originator License

Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

13.	Closing Documents

Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording

VI.	Other Regulations

14.	National Flood Insurance Program (“NFIP”)

Review each Loan (if applicable to the subject property) to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

15.	Homeowner’s Flood Affordability Act (“HFIAA”)

Review to determine whether all premiums and fess for flood insurance are escrowed, and that the escrow is payable with same frequency as payments designated for the Loan.

16.	High Cost & Anti-Predatory Regulations

i.	HOEPA testing: Review the Loan for compliance with the Home Ownership equity Protection Act (“HOEPA”), including, as applicable:

○	APR test

○	Points and Fees test

○	Review of HOEPA disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

○	Review and confirm documentation type

○	Review for evidence of prepayment penalty

○	Verify Debt to Income conformity, if applicable.

ii.	Higher Priced Mortgage Loan (HPML) Review: test applicable Loans to verify that the APR threshold compared to the average prime offer rate has not been violated

iii.	Agency Points and Fees rules: calculate the allowable agency points and fees thresholds as defined by agency industry guides

iv.	Applicable State and Local High-Cost/Anti-Predatory Regulations as listed on Attachment A-2

17.	Texas Section 50(a)(6) Mortgages

Testing for the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable), including but not limited to:

i.	LTV Threshold

ii.	Points and Fees Limitation

iii.	Texas Home Equity Loan Disclosures (including timing and content requirements):

●	Home Equity Loan Consumer Disclosure / 12-Day Letter

●	Home Equity Loan Interest and Fees Preclosing Disclosure

●	Acknowledgement of Receipt of Loan Closing Document Copies

●	Home Equity Loan Rescission Notice

●	Fair Market Value of Homestead Property Acknowledgment/Affidavit

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The percentages are based on a population of 836 loans. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
Appraised Value	11	1.39%
Loan Purpose	2	0.25%
Original Combined LTV	231	29.20%
Original FICO Score	13	1.64%
Original Interest Rate	1	0.13%
Original LTV	48	6.07%
Origination/Note Date	12	1.52%
Originator Back-End DTI	43	5.44%
Property Type	10	1.26%
Subject State	2	0.25%
Subject Street Address	2	0.25%
Subject Zipcode	3	0.38%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	297	$26,710,847.00	35.53%
Event Grade B	516	$45,350,116.00	61.72%
Event Grade C	23	$1,453,863.00	2.75%
Event Grade D	0	$0.00	0.00%
Total Sample	836	$73,514,826.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	763	$65,887,586.00	91.27%
Event Grade B	73	$7,627,240.00	8.73%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	836	$73,514,826.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	356	$32,884,883.00	42.58%
Event Grade B	457	$39,176,080.00	54.67%
Event Grade C	23	$1,453,863.00	2.75%
Event Grade D	0	$0.00	0.00%
Total Sample	836	$73,514,826.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	264	$23,110,642.00	100.00%
Event Grade B	0	$0.00	0.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	264	$23,110,642.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan complies with all material applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology complies with applicable underwriting guidelines and the value is supported within 90% of the original appraisal by the first third party valuation product. The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B

The valuation methodology does not meet applicable published guidelines for the program. The value is not supported within 90% of the original appraisal by the first third party valuation product but a second third party valuation product is provided and does support original appraised value within 90%.

The value is not supported within 90% of the original appraisal by the first third party valuation product; a second third party valuation product is provided and does not support the original appraised value within 90%; a third party value reconciliation product is then provided which reconciles the appraisal, first, and second valuation products, and supports within 90% of the appraisal. When a reconciliation supports the appraisal, first and second valuation products, the lower of the appraised value, purchase price for purchases, and reconciliation value will be used to establish lending value.

The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

C	The valuation methodology does not meet every applicable published guideline for the program. The value is not supported within 90% of the original appraisal by any of the third-party valuation products or the reconciliation.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.